Warrants	6 Months Ended
Jun. 30, 2022
Warrants Abstract
Warrants

Note 7 – Warrants

The fair value of the warrants issued in March 2021, classified as a liability, as of December 31, 2021 was calculated by independent valuation expert using the Black–Scholes option price model based on the following assumptions:

	Merger and Acquisition (“M&A”) Scenario	IPO Scenario
Expected volatility (%)	54.96	56.21
Risk-free interest rate (%)	0.66	1.26
Expected Life (years)	1.79	4.29
Value per share	0.17	0.85
Exercise price (U.S. dollars per share)	7.9888	6.1248

In addition, based on management’s expectations for the merger and acquisition scenario, the value was calculated by performing numerous iterations based on the latest transaction with a probability assigned to this case of 20%, and for initial public offering the probability assigned to was 80%. The total value of the warrants was calculated using a weighted average calculation using the above-mentioned percentage.

The fair value of the warrants issued in March 2021, classified as a liability, as of February 4, 2022, was calculated using the Black–Scholes option price model based on the following assumptions:

Expected volatility (%)	55.82
Risk-free interest rate (%)	1.69
Expected Life (years)	4.19
Value per share	3.12
Exercise price (U.S. dollars per share)	6.1248

The fair value of the warrants as of February 4, 2022 was $412,299. The warrants were classified into shareholders’ equity upon the IPO, see Note 8A. The warrants’ fair value revaluation was $60,454 and is recorded in finance expenses in the statement of operation for the period ended June 30, 2022.

For information regarding the warrants issued in the IPO see Note 8.